Exhibit 10.1

February 12, 2015

VIA FEDERAL EXPRESS

COFFEE HOLDINGS CO., INC.
3475 Victory Boulevard
Staten Island, New York 10314

ORGANIC PRODUCTS TRADING COMPANY LLC
3475 Victory Boulevard
Staten Island, New York 10314

Andrew Gordon
251 Meisner Avenue
Staten Island, NY 10309

David Gordon
22 Barclay Road
Scarsdale, NY 10583

Re:	Sterling National Bank – Coffee Holding Co., Inc. and Organic Products Trading Company LLC
$7,000,000.00 Revolving Credit Facility

Dear Sir:

This letter is issued in connection with the Revolving Credit Facility (the “Loan Facility”) involving Sterling National Bank (“Sterling”), as lender, and Coffee Holding Co., Inc. and Organic Products Trading Company LLC, as co-borrowers (collectively, the “Borrower”).  The Loan Facility is in the current amount of $7,000,000.00, and the terms of same are set forth in various documents, instruments and agreements including, but not limited to, a certain Loan and Security Agreement dated as of February 17, 2009 (the “loan and Security Agreement”), a Validity Guaranty executed by Andrew Gordon and David Gordon (the “Validity Guarantors”) dated March 4, 2010, a Loan Modification Agreement dated July 22, 2010, a First Amendment To Loan and Security Agreement dated July 23, 2010, a Loan Modification Agreement dated February 14, 2012, a Security Agreement, a Loan Modification Agreement and Term Note, each dated as of May 10, 2013, and a Loan Modification Agreement, dated May 20, 2013 (collectively, the “Loan Documents”).  Andrew Gordon and David Gordon are Validity Guarantors.

The current term of the Loan Facility is scheduled to mature on February 17, 2015.  Sterling is in the process of performing its credit review of the Loan Facility, and additional time is required to complete the process.  Accordingly, this letter will confirm that the Maturity Date of the Loan Facility is hereby extended from February 17, 2015 to March 31, 2015.

Except for the extension of the Maturity Date as set forth above, all of the terms and conditions of the Loan Documents remain in full force and effect.

Please confirm your agreement to the foregoing by signing and returning this letter as provided for below.

Thank you.

Very Truly Yours,

STERLING NATIONAL BANK

By:	/s/ Larry Kamin
Larry Kamin,
Managing Director

cc: Leonard Rudolph, Sterling National Bank

ACKNOWLEDGED AND AGREED:

COFFEE HOLDING CO., INC.

By:  /s/ Andrew Gordon
Name:  Andrew Gordon
Title:  President

ORGANIC PRODUCTS TRANDING
COMPANY LLC

By:  /s/ Andrew Gordon
Name:  Andrew Gordon
Title:  Manager

By:  /s/ David Gordon
Name:  David Gordon
Title:  Manager

/s/ Andrew Gordon                       (L.S.)
ANDREW GORDON

/s/ David Gordon                           (L.S.)
DAVID GORDON